UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2016

Spotlight Innovation Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52542	98 0518266
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11147 Aurora Avenue Aurora Business Park, Building 3 Urbandale, Iowa	50322
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (515) 274 9087

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

☐ Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Item 5.02 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2016, Spotlight Innovation Inc. (the “Company”) entered into exchange agreements with certain officers and members of the Company’s board of directors pursuant to which the Corporation issued an aggregate of 231,000 shares of its common stock, which shares were issued pursuant to the Company’s 2016 Equity Incentive Plan, in exchange for options to purchase 300,000 shares of the Corporation’s common stock, which options as result of the exchange were canceled. The breakdown for the exchange is as follows:

Name	Number of Shares issued	Number of Option Shares that were canceled as a result of the exchange
John Krohn (Member of the Company’s board of directors)	108,000	75,000
Craig Lang (Member of the Company’s board of directors)	108,000	75,000
Cristopher Grunewald (Chief Executive Officer)	15,000	150,000

On December 23, 2016, the Company and John William Pim, the Company’s Chief Financial Officer, entered into a Restricted Stock Grant Agreement pursuant to which he was granted 125,000 shares of the Company’s common stock. The Company also exchanged with non executive officers and consultants an aggregate of 235,000 shares of restricted stock for options to purchase 2,350,000 shares of the Company’s common stock.

Company relied upon the exemptions contained in Section 3(a)(9) and Section 4(a)(2) of the Securities Act of 1933, as amended with regard to the shares being issued pursuant to the exchange agreements.

John Krohn is the Managing Member of K4 and in such capacity holds voting and dispositive power over the securities held by such entity. Mr. Krohn holds 50% of the equity ownership interest in K4 and thus is a beneficial owner of 50% of the securities held by K4. Mr. Krohn is also a member of the Company’s board of directors and the Company’s president and chief operating officer.

The foregoing summary of the terms of the Exchange Agreements and restricted Stock Agreements which are subject to, and qualified in its entirety, by such aggeents which aggreements are included as exhibts to this Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed as Exhibits:

Exhibit	Description

10.40	Form of Exchange Agreement

10.41	Form of Restricted Stock Grant Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPOTLIGHT INNOVATION INC.

Dated: December 29, 2016	By:	/s/ William Pim
William Pim
CFO

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